UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2017

OrthoPediatrics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38242	26-1761833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 Frontier Drive Warsaw, IN	46582
(Address of principal executive offices)	(Zip Code)

(574) 268-6379

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On October 16, 2017, OrthoPediatrics Corp. (the “Company”) closed its initial public offering (“IPO”) of 4,600,000 shares of its common stock, $0.00025 par value per share (“Common Stock”), at an offering price of $13.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-212076), as amended (the “Registration Statement”). In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	Stockholders Agreement, dated October 16, 2017, by and between the Company and Squadron Capital LLC, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference; and

•	First Amendment to Registration Rights Agreement, dated October 16, 2017, by and among the Company and Squadron Capital LLC, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Awards

On October 16, 2017, the Company approved a form of Restricted Stock Award Agreement and, effective as of October 16, 2017, the Company granted the following awards of restricted stock to certain of its named executive officers under its 2017 Incentive Award Plan: Fred L. Hite, Chief Financial Officer: 10,500 shares; David R. Bailey, Executive Vice President: 3,685 shares; and Gregory A. Odle, Executive Vice President: 11,725 shares.

The shares of restricted stock will vest in full on the six month anniversary of the grant date, subject to the executive’s continued service through such date; provided, however, that the shares will vest in full if the executive’s employment is terminated by the Company by reason of death or disability or without “cause,” or if the executive terminates his employment for “good reason” (each as defined in the executive’s employment agreement).

The foregoing description of the restricted stock awards is qualified in its entirety by the full text of the form of Restricted Stock Award Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On October 16, 2017, immediately prior to the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”). The Certificate of Incorporation amends and restates in its entirety the Company’s original certificate of incorporation, which was filed with the Secretary of State of the State of Delaware on November 30, 2007.

The Certificate of Incorporation, among other things: (i) increases the authorized number of shares of Common Stock to 50,000,000; (ii) authorizes 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) establishes a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (iv) provides that directors of the Company may be removed from office only for cause; and (v) designates, unless otherwise consented to by the Company, the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owed by, or other wrongdoing by, any of the Company’s directors, officers, employees or agents to the Company or its stockholders.

The foregoing description of the Certificate of Incorporation and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

On October 16, 2017, immediately prior to the closing of the IPO, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”).  The Bylaws amend and restate the Company’s initial bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Certificate of Incorporation.

The foregoing description of the Bylaws and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01. Other Events.

On October 16, 2017, the Company issued a press release announcing the closing of the IPO, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of OrthoPediatrics Corp.
3.2	Amended and Restated Bylaws of OrthoPediatrics Corp.
10.1	Stockholders Agreement, dated October 16, 2017, by and between OrthoPediatrics Corp. and Squadron Capital LLC
10.2	First Amendment to Registration Rights Agreement, dated October 16, 2017, by and between OrthoPediatrics Corp. and Squadron Capital LLC
10.3	Form of OrthoPediatrics Corp. Restricted Stock Award Agreement
99.1	Press release of OrthoPediatrics Corp. dated October 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOPEDIATRICS CORP.

By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen
General Counsel and Secretary

Date: October 16, 2017

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of OrthoPediatrics Corp.
3.2	Amended and Restated Bylaws of OrthoPediatrics Corp.
10.1	Stockholders Agreement, dated October 16, 2017, by and between OrthoPediatrics Corp. and Squadron Capital LLC
10.2	First Amendment to Registration Rights Agreement, dated October 16, 2017, by and between OrthoPediatrics Corp. and Squadron Capital LLC
10.3	Form of OrthoPediatrics Corp. Restricted Stock Award Agreement
99.1	Press release of OrthoPediatrics Corp. dated October 16, 2017